                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): September 18, 2001

                           DISCOUNT AUTO PARTS, INC.
            (Exact name of registrant as specified in its charter)

          Florida                      001-11276                 59-1447420
(State or other Jurisdiction    (Commission File Number)      (IRS Employer
    of Incorporation)                                       Identification No.)



      4900 Frontage Road South
            Lakeland, FL                               33815
(Address of principal executive offices)             (Zip Code)


      Registrant's telephone number, including area code:  (863) 687-9226

Item 5.  Other Events.

     On September 18, 2001, Discount Auto Parts, Inc. issued a press release concerning its earnings and results for the first quarter of its 2002 fiscal year.

Item 7.  Exhibits.

         99.1 Press Release, dated September 18, 2001, issued by Discount Auto Parts, Inc.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DISCOUNT AUTO PARTS, INC.
                                    (Registrant)


                                    By:   /s/ C. Michael Moore
                                       -----------------------------------------
                                    C. Michael Moore
                                    Executive Vice President and Chief Financial
                                    Officer, and Secretary


Date: September 20, 2001